SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 6, 2010

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	84-0617466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Blvd., Suite 600
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Section 5                      Corporate Governance and Management

Item 5.02                      Appointment of Principal Officers

On January 6, 2010, Tri-Valley Corporation announced another step in its management succession plan. Mr. F. Lynn Blystone, 74, will transfer his chief executive officer title and responsibilities to Maston N. Cunningham, 57, now president and chief operating officer on or before March 31, 2010.  Attached is a press release detailing the company’s transition plans.

Section 9                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

Exhibit 99.1                      Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2010	TRI-VALLEY CORPORATION Maston N. Cunningham
Maston N. Cunningham, President and Chief Operating Officer